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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2007

                              NEWPORT BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

       MARYLAND                           0-51856                20-4465271
       --------                           -------                ----------
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)


100 BELLEVUE AVENUE, NEWPORT, RHODE ISLAND                             02840
------------------------------------------                             -----
 (Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (401) 847-5500
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            ---------------------------------------------

      On May 30, 2007, Newport Bancorp, Inc. issued a press release to announce that its annual meeting of stockholders will be held on August 16, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

(d)   Exhibits

      Number            Description
      ------            -----------

      99.1              Press Release dated May 30, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NEWPORT BANCORP, INC.
                                     (Registrant)



Date: May 30, 2007                    By: /s/ Kevin M. McCarthy
                                          -------------------------------------
                                          Kevin M. McCarthy
                                          President and Chief Executive Officer